Prospectus
                                                         September 20, 1999

Salomon Brothers High Income Fund II Inc

Common Stock
    Listed on the New York Stock Exchange
    Trading symbol--HIX

Salomon Brothers High Income Fund II Inc is a diversified, closed-end management investment company. The fund's investment objective is to maximize current income, with a secondary objective of capital appreciation to the extent consistent with maximization of current income. The fund invests primarily in high yield debt securities (commonly known as "junk bonds") rated at the time of investment in medium or lower rating categories. These include securities rated "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") or "BBB" or lower by Standard & Poor's Rating Group ("S&P"), or unrated securities of comparable quality. The fund also invests in securities of foreign issuers, including issuers located in emerging market countries.

Medium and lower rated securities involve greater volatility and credit risk than higher-rated securities. The fund is designed for investors willing to assume a high degree of risk. The fund should not be considered a complete investment program. Shares of closed-end funds frequently have market prices that are less than the net asset value per share. For more information about this or other risks of investing in the fund, see "Risk Factors" on page 4.

The prospectus contains important information about the fund. For your benefit and protection, please read it before you invest, and keep it for future reference.

Shareholder reports can be obtained without charge from your financial consultant or from the fund by calling 1-888-772-0102 or writing to the fund at Seven World Trade Center, New York, New York 10048. You can review the fund's shareholder reports at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. The Commission charges a fee for this service. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330. You can get the same information free from the Commission's Internet web site at www.sec.gov.

The Securities and Exchange Commission has not approved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

SALOMON BROTHERS ASSET MANAGEMENT INC

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Prospectus Summary.......................................................   1
Risk Factors and Special Considerations..................................   4
Fee Table................................................................  10
Financial Highlights.....................................................  11
The Fund.................................................................  12
Use of Proceeds..........................................................  12
Investment Objectives and Policies.......................................  12
Additional Investment Activities.........................................  17
Investment Restrictions..................................................  25
Management of the Fund...................................................  26
Portfolio Transactions...................................................  32
Dividends and Distributions; Dividend Reinvestment Plan..................  33
Taxation.................................................................  35
Net Asset Value..........................................................  41
Description of Capital Stock.............................................  41
Custodian, Transfer Agent, Dividend Paying Agent and Registrar...........  45
Experts..................................................................  45
Further Information......................................................  45
Financial Statements.....................................................  45
Appendix A: Description of Ratings....................................... A-1
Appendix B: General Characteristics and Risks of Hedging and Other
 Strategic Transactions.................................................. B-1

                               PROSPECTUS SUMMARY

   The following is a summary of more complete information appearing later in the prospectus. You should read the entire prospectus because it contains details that are not in the summary. Cross references in the summary to headings in the prospectus will help you locate information.

The Fund The fund is a diversified closed-end management investment company. See "The Fund."

Investment           The fund's investment objective is to maximize current
Objectives,          income. The fund's secondary objective is capital
Policies and         appreciation to the extent consistent with its primary
Risks                objective of maximizing current income. The fund invests
                     primarily in high yield debt securities (commonly known as "junk bonds") rated at the time of investment in medium or lower rating categories. These include securities rated "Baa" or lower by Moody's, "BBB" or lower by S&P, or unrated securities of comparable quality. Medium and lower rated securities involve greater volatility and credit risk than higher-rated securities.

                     The fund normally invests at least 65% of its assets in high yield debt securities. The fund may invest up to 35% of its assets in foreign debt securities, including the debt securities of issuers located in emerging market countries. The fund also may invest up to 30% of its assets in zero coupon securities, pay-in-kind bonds and deferred payment securities, up to 20% of its assets in equity securities. See "Investment Objectives and Policies."

                     The fund may attempt to increase total return by engaging in "leverage" through borrowing or by issuing shares of preferred stock or debt securities in an amount up to 33% of the fund's assets (including the amount obtained from leverage). The fund currently intends to engage in leverage of approximately 25% of its total assets. Leverage is a speculative technique involving special risks and costs. Although the fund attempts to limit some of these risks by certain hedging techniques, there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Risk Factors and Special Considerations--Leverage" and "Additional Investment Activities--Leverage."

                     The fund is not intended to be a complete investment program and there is no assurance that the fund will achieve its objectives. The value of the securities in the fund's portfolio will fluctuate in price, causing the value of your investment in the fund to fluctuate. This means that you could lose money on your investment in the fund or the fund could perform less well than other possible investments. In addition, the price of the shares is determined by market prices on the NYSE and elsewhere, so you may receive a price that is less than net asset value when you sell your shares. Specific risks associated with an investment in the fund are described below in "Risk Factors and Special Considerations."

The Offering
                     The fund's shares of common stock trade on the New York Stock Exchange ("NYSE"). In addition, Salomon Smith Barney, Inc. ("Salomon Smith Barney") intends to buy and sell the fund's shares and will make a market in the common stock. Salomon Smith Barney is not obligated to conduct market-making activities and may stop doing so at any time without notice to the fund or its shareholders. See "The Offering" and "Use of Proceeds."

Listing              NYSE.

Stock Symbol         HIX.

Investment
Manager The fund's investment manager is Salomon Brothers Asset Management Inc, ("SBAM"). SBAM is a subsidiary of Citigroup, Inc.

                     Peter J. Wilby is primarily responsible for the day-to-day management of the fund. Mr. Wilby, who joined SBAM in 1989, is a Managing Director and a Senior Portfolio Manager of SBAM, responsible for SBAM's investment company and institutional portfolios which invest in high yield U.S. and foreign corporate debt securities and high yield foreign sovereign debt securities. See "Management of the fund."

Management and
Administration       The fund pays SBAM for its investment management services
Fees                 a monthly fee at an annual rate of 1.00% of the value of
                     the fund's average weekly net assets (which includes any proceeds from the issuance of preferred stock) plus the proceeds of any outstanding borrowings used for leverage.
                     See "Management of the fund--Investment Manager." This fee is higher than fees paid by other comparable investment companies. The fund will also pay SSB Citi
                     Fund Management LLC (formerly Mutual Management Corp.)
                     (the "Administrator") for its administrative services a monthly fee at an annual rate of .10% of the value of the fund's average weekly net assets (which includes any proceeds from the issuance of preferred stock) plus the proceeds of any outstanding borrowings used for leverage.
                     See "Management of the Fund--Administrator."

                     During periods in which the fund is utilizing financial leverage, the fees payable to SBAM and the Administrator as a percentage of the fund's assets will be higher than if the fund did not utilize leverage, because the fees are calculated as a percentage of the fund's assets, including those purchased with leverage. See "Risk Factors and Special Considerations--Leverage" and "Additional Investment Activities--Leverage."

Dividends and
Distributions
                     The fund makes regular monthly cash distributions to holders of common stock at a level rate that reflects the past and projected performance of the fund, which over time will result in the distribution of all net investment income of the fund. The fund distributes net realized capital gains, if any, at least annually. From and after the leveraging (if any) of the common stock, monthly distributions to holders of common stock will generally consist of net investment income remaining after the payment of interest or dividends on any outstanding leverage, subject to the fund's present policy of making distributions at a level rate as described above. These policies may be changed by the fund's board of directors at any time.

Dividend
Reinvestment         Your dividends or distributions are reinvested in
Plan                 additional shares of common stock through participation
                     in the Dividend Reinvestment Plan, unless you elect to receive cash (or unless the fund declares a cash-only dividend). If your shares are held in the name of a broker or nominee, you should confirm that the broker or nominee is able to participate in the plan.

                     The number of shares issued to you by the plan depends on the price of the shares. The price of the shares is determined by the market price at the time the shares are purchased.

             Market Price of Fund Shares   Price of Fund Shares Issued by Plan
                                           Shares issued at net asset value or
             Greater than or equal to net  95% of market price, whichever is
             asset value                   greater

             Less than net asset value     Market price

                     See "Dividends and Distributions; Dividend Reinvestment Plan."

Taxation
                     The fund has elected and intends to qualify as a regulated investment company for U.S. federal income tax purposes. As such, it generally will not be subject to U.S. federal income tax on income and gains that are distributed to shareholders. See "Taxation."

Custodian            PNC Bank, National Association (PNC Bank) is the fund's
                     custodian. See "Custodian, Transfer Agent, Dividend-
                     Paying Agent, Registrar and Plan Agent."

Transfer Agent,      First Data Investor Services Group, Inc. (First Data) is
Dividend Paying      the fund's transfer agent, dividend-paying agent and
Agent and            registrar. See "Custodian, Transfer Agent, Dividend-
Registrar            Paying Agent, Registrar and Plan Agent."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

As described above, the value of the securities in the fund's portfolio will fluctuate in price, causing the value of your investment in the fund to fluctuate. This means that you could lose money on your investment in the fund or the fund could perform less well than other possible investments due to any of the following:

Default Risk         Investments in fixed income securities are subject to the
                     risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on those investments. A default could impact both interest and principal payments. High yield fixed income securities
                     (commonly known as "junk bonds") are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.

                     The market values of medium and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt.

                     Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the fund, thereby reducing the value of your investment in fund shares. In addition, default may cause the fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Interest Rate        When interest rates decline, the market value of fixed
Risk                 income securities tends to increase. Conversely, when
                     interest rates increase, the market value of fixed income securities tends to decline. These fluctuations can be expected to be greater for investments in fixed-income securities with longer maturities than investments in securities with shorter maturities. Although there is no limitation on the average maturity of the fund's portfolio, SBAM currently expects that the fund's high yield debt portfolio will have an average maturity of 8 to 15 years. However, because many fixed-income securities contain redemption features, the actual average maturity of the fund's portfolio may be considerably less.

Economic Risk        High yield bonds have historically been found to be more
                     sensitive to adverse economic changes or individual corporate developments than higher-rated investments.
                     Thus, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest.

Call or              As interest rates decline, issuers of high yield bonds
Redemption Risk      may exercise redemption or call provisions. This may
                     force the fund to redeem higher yielding securities and replace them with lower yielding securities with a similar risk profile. This could result in a decreased return.

Risk of              Investments in securities of foreign issuers involve
Investing in         certain risks not ordinarily associated with investments
Foreign Issuers      in securities of domestic issuers. These risks include
(Including           fluctuations in foreign exchange rates, future political
those in             and economic developments, and the possible imposition of
Emerging             exchange controls or other foreign governmental laws or
Markets)             restrictions. In addition, in certain countries, there is
                     the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

                     Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. A fund might have greater difficulty taking appropriate legal action in foreign courts. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. Moreover, interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the fund or the investors. Capital gains also are subject to taxation in some foreign countries. These risks generally are heightened for issuers in emerging market countries.

                     Sovereign/Emerging Market Debt. Investing in foreign sovereign debt securities, especially in emerging market countries, will expose the fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign issuers or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

                     The ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will also be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations.

                     Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject. A substantial portion of the fund's foreign sovereign and foreign corporate debt securities portfolio is expected to be issued by issuers located in countries considered to be emerging markets, and investments in such securities are particularly speculative. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

                     Heightened risks of investing in emerging market sovereign debt include:

                         . Risk of default by a governmental issuer or
                           guarantor. In the event of a default, the fund may have limited legal recourse against the issuer and/or guarantor.

                         . Risk of restructuring certain debt obligations
                           (such as Brady Bonds). This may include reducing and rescheduling interest and principal payments or requiring lenders to extend additional credit, which may adversely affect the value of these investments.

                     Foreign corporate securities. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

                     Certain foreign countries, especially certain emerging market countries, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in foreign countries may require the fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the fund. Moreover, brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

                     Exchange rate risks. Because the fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the fund does not adequately hedge against these changes, affect the U.S. dollar value of securities in its portfolio and the unrealized U.S. dollar appreciation or depreciation of investments. Currencies of certain countries may be volatile and subject to risk of revaluation, which may reduce the value of securities denominated in those currencies.

Illiquidity          The secondary markets for high yield securities are not
Risk                 as liquid as the secondary markets for higher-rated
                     securities. The secondary markets for high yield debt securities are characterized by relatively few market makers, and the trading volume for high yield debt securities is generally lower than that for higher-rated securities. Accordingly, these secondary markets
                     (generally or for a particular security) could contract under real or perceived adverse market or economic conditions. These factors may have an adverse effect on the fund's ability to dispose of particular portfolio investments and may limit the ability of the fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. Less liquid secondary markets may also affect the fund's ability to sell securities at their fair value.

                     The fund may invest without limitation in illiquid securities, which are more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the fund's portfolio may become illiquid, and the proportion of the fund's assets invested in illiquid securities may increase.

Legislative and      Prices for high yield securities may be affected by
Regulatory Risk      legislative and regulatory developments which could
                     adversely affect the fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. These risks generally are higher than issuers in emerging market countries.

Leverage The fund may engage in "leverage" by borrowing from banks, on a secured or unsecured basis, up to 33 1/3% of the value of its assets, and using the proceeds of the borrowings to make additional investments. Leverage, which involves costs to the fund including interest or dividend expenses, creates an opportunity for increased returns, but also creates risk of significant losses. If the fund uses leverage to make additional investments for its portfolio, the amount of income and appreciation from these additional investments will improve the fund's performance only if it exceeds the fund's leverage-related costs. These investments will reduce the fund's performance if the amount of their income and appreciation is less than the fund's leverage-related costs. Further, if the investments lose value, the resulting losses to the fund will be greater than if the fund did not use leverage because the fund will be obligated to repay principal and interest on the borrowed money in addition to having investment losses. The fund might have to liquidate securities to cover its leverage-related costs or repay principal. Depending on market or other conditions, these liquidations could be disadvantageous to the fund. Therefore, leverage may exaggerate changes in the fund's net asset value or yield, and the fund's market value. During periods in which the fund is utilizing financial leverage, the fees which are payable to the manager as a percentage of the fund's assets will be higher than if the fund did not use leverage, because the fees are calculated as a percentage of the fund's assets, including those purchased with leverage.

Additional
Investment
Strategies           The fund may employ various additional investment
                     strategies that entail certain additional or different risks, such as entering into interest rate transactions and options and futures transactions, entering into repurchase agreements, purchasing securities on a when-issued or delayed delivery basis, lending portfolio securities and investing in zero coupon securities, pay-in-kind bonds and loan participations and assignments.
                     See "Investment Objectives and Policies--Other
                     Investments--Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities" and "--Loan
                     Participations and Assignments," "Additional Investment
                     Activities" and Appendix B (General Characteristics and
                     Risks of Hedging and Other Strategic Transactions) to this Prospectus.

Trading              Shares of closed-end investment companies (such as the
Discount             fund) often trade at a discount from net asset value.
                     This risk is distinct from the risk that the fund's net asset value will decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period after acquiring them. The fund cannot predict whether its shares will trade at, above or below net asset value. The fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes.

Year 2000
                     The investment management services provided to the fund by SBAM and the services provided to shareholders by Salomon Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the fund's operations, including the handling of securities trades, pricing and account services. The cost of addressing the year 2000 issue, if substantial, could also adversely affect companies and governmental entities, especially those located outside the U.S., that issue securities held by the fund. SBAM and Salomon Smith Barney have advised the fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the manager has been advised by the fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that SBAM, Salomon Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair fund services at that time.

Anti-Takeover        Certain provisions of the fund's articles of
Provisions           incorporation and by-laws may have the effect of
                     inhibiting a future attempt to convert the fund to open-end status and limiting the ability of other persons to acquire control of the fund. In some circumstances, these provisions might also inhibit the ability to sell fund shares at a premium over prevailing market prices. The fund's board of directors has determined that these provisions are in the best interests of shareholders generally. See "Description of Capital Stock--Special
                     Voting Provisions."

                                   FEE TABLE

Shareholder Transaction Expenses:
  Maximum Sales Load (as a percentage of offering price)................ None
  Dividend Reinvestment Plan Fees....................................... None
Annual Expenses (as a percentage of net assets attributable to common stock):
  Management and Administration Fees(a)................................. 1.10%
  Interest Payments on Borrowed Funds................................... 0.30%
  Other Expenses........................................................ 0.14%
                                                                         ----
    Total Annual Expenses............................................... 1.54%
                                                                         ====

Example:

                                              1 Year 3 Years 5 Years 10 Years
                                              ------ ------- ------- --------
An investor would pay the following expenses
 on a $1,000 investment, assuming (1) total
 annual expenses of 1.54% and (2) a 5%
 annual return throughout the periods:
                                               $16     $49     $84     $183

(a) See "Management of the Fund."

   The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the fund's first fiscal year on an annualized basis. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by regulations promulgated by the Securities and Exchange Commission (the "Commission"). The example should not be considered a representation of future expenses or annual rate of return, and actual expenses, leverage amount or annual rate of return may be more or less than those assumed for purposes of the example.

                              FINANCIAL HIGHLIGHTS

   The following information has been audited by PricewaterhouseCoopers LLP, independent auditors, whose report thereon appears in the fund's annual report dated April 30, 1999. This information should be read in conjunction with the financial statements and related notes that also appear in the fund's 1999 annual report to shareholders, which is incorporated by reference into this prospectus.

                                                                     1999(1)
-------------------------------------------------------------------------------
   Net Asset Value, Beginning of Period                              $  15.00
-------------------------------------------------------------------------------
   Income (Loss) From Operations:
    Net investment income                                                1.23
    Net realized and unrealized loss                                    (1.45)
-------------------------------------------------------------------------------
    Total Loss from Operations                                          (0.22)
-------------------------------------------------------------------------------
   Offering Costs on Issuance of Common Stock                           (0.02)
-------------------------------------------------------------------------------
   Less Distributions From:
    Net investment income                                               (1.22)
-------------------------------------------------------------------------------
   Net Asset Value, End of Period                                    $  13.54
-------------------------------------------------------------------------------
   Per Share Market Value, End of Period                             $ 12.625
-------------------------------------------------------------------------------
   Total Return, Based on Market Price Per Share(2)++                   (7.57)%
-------------------------------------------------------------------------------
   Ratios to Average Net Assets+:
    Total expenses, including interest expense                           1.54%
    Total expenses, excluding interest expense (operating expenses)      1.24%
    Net investment income                                                9.84%
-------------------------------------------------------------------------------
   Bank Loans Outstanding, End of Period (000s)                       105.000
   Weighted Average Interest Rate on Bank Loans                          5.72%
   Net Assets, End of Period (000s)                                  $903.792
-------------------------------------------------------------------------------
   Portfolio Turnover Rate                                                 66%
-------------------------------------------------------------------------------

  (1) For the period May 28, 1998 (commencement of operations) through April 30, 1999.

  (2) For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

   ++Total return is not annualized, as it may not be representative of the total return of the year.

   + Annualized.

                                    THE FUND

   The fund, incorporated in Maryland on March 19, 1998, is a closed-end management investment company registered under the 1940 Act. The fund's investment objective is to seek to maximize current income by investing primarily in a diversified portfolio of high yield debt securities rated at the time of investment in medium or lower rating categories or determined by SBAM to be of comparable quality. As a secondary objective, the fund will seek capital appreciation to the extent consistent with its objective of seeking to maximize current income. SBAM, the fund's investment manager, believes that by investing in high yield U.S. debt securities supplemented by high yield foreign debt securities (which the fund expects will primarily consist of debt securities of issuers located in emerging market countries), the fund can diversify its risk and enhance the overall credit quality of its portfolio while maintaining a high level of current income. There can be no assurance that the fund's investment objectives will be achieved. Due to the risks inherent in the securities in which the fund may invest, the fund should not be considered a complete investment program. See "Risk Factors and Special Considerations."

                                USE OF PROCEEDS

   The fund will not receive any proceeds from the sale of common stock offered pursuant to this prospectus. Proceeds received by Salomon Smith Barney as a result of its market-making in common stock will be utilized by Salomon Smith Barney in connection with its secondary market operations and for general corporate purposes.

                       INVESTMENT OBJECTIVES AND POLICIES

General

   The fund's investment objective is to seek to maximize current income by investing primarily in a diversified portfolio of high yield debt securities rated at the time of investment in medium or lower rating categories ("Baa" or lower by Moody's or "BBB" or lower by S&P) or in unrated fixed-income securities determined by SBAM to be of comparable quality. As a secondary objective, the fund will seek capital appreciation to the extent consistent with its objective of seeking to maximize current income. Under normal market conditions, the fund will invest at least 65% of its total assets in high yield debt securities. The fund may invest up to 35% of its total assets in foreign debt securities, which the fund expects will primarily consist of debt securities of issuers located in emerging market countries. Certain of the debt securities purchased by the fund may be rated as low as "C" by Moody's or "D" by S&P or may be comparable to securities so rated. Securities rated "C" by Moody's are the lowest rated class of securities and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated "D" by S&P are in default on their interest and/or principal payments. Debt securities rated by both Moody's and S&P need only satisfy the foregoing ratings standards with respect to either the Moody's or the S&P rating. The fund is not required to dispose of a debt security if its credit rating or credit quality declines. However, SBAM will continue to evaluate the appropriateness of maintaining such a debt security in the fund's portfolio in accordance with the approach described below. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally such yields are superior to the yields offered by higher-rated securities. However, such debt securities also involve greater risks than higher-rated securities. See "Risk

Factors and Special Considerations." A description of the ratings used by Moody's and S&P is set forth in Appendix A to this prospectus.

   SBAM will be free to invest in high yield debt securities of any maturity and may adjust the average maturity of the fund's portfolio from time to time, depending on SBAM's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Long-term debt securities generally provide a higher yield than short-term debt securities, and therefore SBAM expects that, based upon current market conditions and following the investment of the proceeds of this offering in accordance with the fund's investment objectives and policies, the fund's high yield debt securities will have an average maturity of 8 to 15 years. However, because many fixed-income securities contain redemption features, the actual average maturity of the fund's portfolio may be considerably less. See "Risk Factors and Special Considerations--Considerations Relating to High Yield Corporate Securities."

   In light of the risks associated with U.S. and foreign high yield debt securities, SBAM will take various factors into consideration in evaluating the creditworthiness of an issuer as well as the appropriateness of the securities for inclusion in the fund's portfolio. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer and the experience and track record of the issuer's management. For foreign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios (if applicable), the issuer's access to capital markets and other sources of funding and the issuer's debt service payment history. SBAM will also review the ratings, if any, assigned to the security by any recognized rating agencies, although SBAM's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, SBAM will evaluate the relative value of an investment compared with its perceived credit risk. The fund's ability to achieve its investment objectives may be more dependent on SBAM's credit analysis than would be the case if it invested in higher quality debt securities.

High Yield Corporate Debt Securities

   The market for high yield U.S. corporate debt securities is more established than that for high yield foreign corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future. See "Risk Factors and Special Considerations." High yield foreign and U.S. corporate securities in which the fund may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the corporate debt securities will bear interest at fixed rates. However, the fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). It is the fund's current intention to seek to limit the possibility that its cost of leverage will adversely affect its net income during a rising interest rate environment by investing a portion of its total assets in high yield debt securities with floating interest rates. See "Additional Investment Activities--Leverage."

High Yield Foreign Sovereign and Foreign Corporate Debt Securities

   The fund may invest up to 35% of its total assets in foreign fixed-income securities, which the fund expects will primarily consist of debt securities of issuers located in emerging market countries. As used in this prospectus, an "emerging market country" is any country considered to be an emerging market country by the World Bank at the time of investment. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These securities may be U.S. dollar denominated or non-U.S. dollar denominated, including, among others, in hard currencies such as the British Pound Sterling, the Belgian Franc, the Canadian Dollar, the German Deutsche Mark, the Dutch Guilder, the European Currency Unit, the French Franc, the Italian Lira, the Japanese Yen or the Swiss Franc and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations and other fixed-income securities of foreign corporate issuers; and
(d) non-dollar denominated debt obligations of U.S. corporate issuers. The fund may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for the fund's investments in such securities. A description of Brady Bonds is set forth below. The risks associated with these investments are described under the captions "Risk Factors and Special Considerations--Considerations Relating to High Yield Foreign Sovereign Debt Securities," "--Considerations Relating to High Yield Foreign Corporate Debt Securities" and "--Other Investments--Brady Bonds." Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Taxation."

Other Investments

   Brady Bonds. The fund expects that a substantial portion of the fund's sovereign debt securities will consist of Brady Bonds. Brady Bonds are debt securities issued under the framework of the Brady plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations (primarily emerging market countries) to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. SBAM believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries that have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

   Investors should recognize that Brady Bonds do not have a long payment history. Agreements implemented under the Brady plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount of face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Subsequent interest payments may be uncollateralized or may be collateralized over specified periods of time. A significant amount of the Brady Bonds that the fund may purchase have no or limited collateralization, and the fund will be relying for payment of interest and principal primarily on the willingness of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the fund will invest is likely to be acquired at a discount, which involves certain considerations discussed under "--Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities."

   Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment
Securities. The fund may invest up to 30% of its total assets in zero coupon securities and pay-in-kind bonds. In addition, as indicated above, a substantial portion of the fund's sovereign debt securities may be acquired at a discount, and such purchases shall not be included in the 30% limit referred to in the previous sentence. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Zero coupon securities may have conversion features. The fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Any such equity securities received in payment of interest will be subject to the 20% limitation described under "-- Equity Securities." Any such debt securities received in payment of interest will not be subject to the fund's credit quality standards for new investments. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon becomes effective and interest becomes payable at regular intervals.

   Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying securities with similar maturities. Although zero coupon securities, pay-in-kind bonds and deferred payment securities are generally not traded on a national securities exchange, they are widely traded by brokers and dealers.

   Current federal income tax law requires the holder of zero coupon securities, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes the fund may be required to distribute income accrued with respect to these securities even though cash payments have not yet been received and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy certain distribution requirements. See "Taxation--The Fund."

   Loan Participations and Assignments. The fund may invest in fixed and floating rate loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("lenders"). The fund may invest in such loans in the form of participations in loans ("participations") and assignments of all or a portion of loans from third parties ("assignments"). The fund considers these investments to be investments in debt securities for purposes of this prospectus. Participations typically will result in the fund having a contractual relationship only with the lender, not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The fund will acquire participations only if the lender interpositioned between the fund and the borrower is determined by SBAM to be creditworthy. When the fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

   The fund may have difficulty disposing of assignments and participations. In certain cases, the market for such instruments is not highly liquid, and therefore the fund anticipates in such cases that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market will have an adverse impact on the value of such instruments and on the fund's ability to dispose of particular assignments or participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

   Equity Securities. The fund may invest up to 20% of its total assets in common stock, convertible securities, warrants, preferred stock or other equity securities of U.S. and foreign issuers when consistent with the fund's objectives. The fund will generally, but not exclusively, hold such investments as a result of purchases of unit offerings of debt securities which include such securities or in connection with an actual or proposed conversion or exchange of debt securities. The fund will treat investments acquired in this manner, together with any holdings of convertible securities, as debt securities for purposes of its policy to invest at least 65% of its total assets, under normal circumstances, in high yield debt securities. The fund may also purchase equity securities not associated with debt securities when, in the opinion of the investment manager, such purchase is appropriate.

   Higher Quality Debt Securities and Money Market Instruments. There may be times when, in the judgment of SBAM, conditions in the securities markets would make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. At such times, SBAM may employ alternative strategies, including investment of a substantial portion of the fund's assets in securities rated higher than "Baa" by Moody's or "BBB" by S&P, or in unrated securities of comparable quality. In addition, in order to maintain liquidity, the fund may invest up to 35% of its total assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. Government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in the opinion of SBAM, are of comparable creditworthiness; certificates of deposit, banker's acceptances or time deposits of United States banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks); and repurchase agreements with respect to the foregoing obligations.

   If at some future date, in the opinion of SBAM, adverse conditions prevail in the securities markets which makes the fund's investment strategy inconsistent with the best interests of the fund's shareholders, the fund may invest its assets without limit in high-quality short-term money market instruments.

                             ---------------------

   The fund's investment objectives, together with the investment restrictions set forth under "Investment Restrictions," are fundamental policies that may not be changed without the approval of the holders of a majority of the fund's outstanding voting securities. The other policies and investment restrictions referred to in this prospectus are not fundamental and may be changed by the board of directors of the fund without shareholder approval. As used in this prospectus, a "majority of the fund's outstanding voting securities" means the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented or
(ii) more than 50% of the outstanding voting securities.

                        ADDITIONAL INVESTMENT ACTIVITIES

Leverage

   At times, the fund intends to utilize leverage by borrowing (including borrowing through reverse repurchase agreements to the extent the fund does not maintain a segregated account with respect to a reverse repurchase agreement as described below) or by issuing shares of preferred stock or debt securities. The fund may leverage in an amount up to 33 1/3% of its total assets including the amount obtained from leverage. The fund has obtained a secured line of credit from a commercial bank and intends to utilize leverage in an initial amount equal to approximately 25% of its total assets including the amount obtained from leverage. SBAM anticipates that the interest payments on any borrowing or debt securities or the dividends on any preferred stock will reflect short-term rates, and that the net return on the fund's portfolio, including the proceeds of any leverage, will exceed the interest or dividend rate applicable to the leverage, although no assurance can be given to that effect. Whether to leverage and the terms and timing of such leverage will be determined by the fund's board of directors in consultation with SBAM. The extent to which the fund is leveraged from time to time will vary depending on the judgment of the board of directors, in consultation with SBAM, regarding market conditions. Through these leveraging techniques, the fund will seek to obtain a higher return for holders of common stock than if the fund were not leveraged. There can be no assurance, however, that the fund will engage in any leveraging techniques. During periods in which the fund is utilizing financial leverage, the fees which are payable to SBAM and the administrator as a percentage of the fund's assets will be higher than if the fund did not utilize a leveraged capital structure because the fees are calculated as a percentage of the fund's assets, including those purchased with leverage. See "Management of the Fund."

   Utilization of leverage is a speculative investment technique and involves certain risks to the holders of common stock. These include the possibility of higher volatility of the net asset value of the common stock and potentially more volatility in the market value of the common stock. So long as the fund is able to realize a higher net return on its investment portfolio than the then current interest or dividend rate of any leverage together with other related expenses, the effect of the leverage will be to cause holders of common stock to realize a higher current net investment income than if the fund were not so leveraged. On the other hand, to the extent that the then current interest or dividend rate on any leverage, together with other related expenses, approaches the net return on the fund's investment portfolio, the benefit of leverage to holders of common stock will be reduced, and if the then current interest or dividend rate on any leverage were to exceed the net return on the fund's portfolio, the fund's leveraged capital structure would result in a lower rate of return to holders of common stock than if the fund were not so leveraged. Similarly, since any decline in the net asset value of the fund's investments will be borne entirely by holders of common stock, the effect of leverage in a declining market would be a greater decrease in net asset value applicable to the common stock than if the fund were not leveraged. Any such decrease would likely be reflected in a decline in the market price of the common stock. If the fund's current investment income were not sufficient to meet interest or dividend requirements on any leverage, it could be necessary for the fund to liquidate certain of its investments, thereby reducing the net asset value attributable to the common stock.

   It is the fund's current intention to seek to limit the possibility that its cost of leverage will adversely affect its net income during a rising interest rate environment by investing a portion of its total assets in high yield debt securities with floating interest rates determined with reference to the short-term London Inter-Bank Offer Rate. SBAM anticipates that the fund's cost of borrowing or other leverage will similarly be tied to short-term interest rates. Under current market conditions, the fund expects that the aggregate face amount of its investments in such floating rate securities will be approximately equal to the aggregate face amount of the fund's borrowings or other proceeds of leverage. This strategy is commonly referred to as "matched book funding." SBAM therefore expects that the relationship between the interest income received by the fund on the aforementioned floating rate securities and the interest or dividend expense of the fund relating to borrowing or other leverage will generally remain stable and that changes in the fund's cost of borrowing or other leverage will be offset to a substantial degree by similar changes in the interest income received on such floating rate securities. However, there can be no assurance that such offsetting will occur or that SBAM will utilize a "matched book funding" strategy at all times. The utilization of a "matched book funding" strategy will also limit the ability of the fund to lock in higher yields during a falling interest rate environment.

   The fund's use of leverage will be subject to the provisions of the 1940 Act, including asset coverage requirements and restrictions on the declaration of dividends and distributions to holders of common stock or purchases of common stock in the event such asset coverage requirements are not met. The 1940 Act also requires that holders of preferred stock, and in certain circumstances holders of debt securities, have certain voting rights. See "Description of Capital Stock."

   The fund may apply for a rating from Moody's, S&P and/or any other nationally recognized statistical rating organization on any preferred stock or debt which it issues; however, no minimum rating is required for the issuance of preferred stock or debt by the fund. The fund believes that obtaining one or more such ratings for its preferred stock or debt securities will enhance the marketability of the preferred stock or debt securities and thereby reduce the dividend rate on such preferred stock or interest requirements on such debt securities from that which the fund would be required to pay if the preferred stock or debt securities were not so rated. The rating agencies for any preferred stock or debt securities may require asset coverage maintenance ratios in addition to those imposed by the 1940 Act. The ability of the fund to comply with such asset coverage maintenance ratios may be subject to circumstances beyond the control of the fund such as market conditions for its portfolio securities. The fund expects that the terms of any preferred stock or debt securities will provide for mandatory redemption of the preferred stock or repayment of debt in the event the fund fails to meet such asset coverage maintenance ratios. In such circumstances, the fund may have to liquidate portfolio securities in order to meet redemption or repayment requirements. Such liquidations and redemptions would cause the fund to incur transaction costs and could result in capital losses to the fund. This would have the effect of reducing the net asset value to holders of common stock and could reduce the fund's net income in the future.

   The issuance of preferred stock or debt will entail certain initial costs and expenses such as underwriting discounts or placement fees, fees associated with registration with the Commission, filings under state securities laws, rating agency fees, legal and accounting fees, printing costs and certain other ongoing expenses such as administrative and accounting fees. These costs and expenses will be borne by the fund and will reduce net assets available to holders of the common stock.

   The fund expects that all of its bank borrowing will be made on a secured basis. The fund's custodian will either segregate the assets securing the fund's borrowing for the benefit of the fund's lenders or arrangements will be made with a suitable sub-custodian, which may include a lender. If the assets used to secure the borrowing decrease in value, the fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

   The rights of any lenders to the fund to receive payments of interest on and repayments of principal of borrowings (including debt securities) will be senior to the rights of the fund's shareholders, and the terms of the fund's borrowings (including debt securities) may contain provisions that limit certain activities of the fund and could result in precluding the purchase of instruments that the fund would otherwise purchase.

   If the fund leverages through preferred stock, under the requirements of the 1940 Act, the value of the fund's total assets, less all liabilities and indebtedness of the fund not represented by senior securities, as defined in the 1940 Act, must be equal, immediately after any such issuance of preferred stock, to at least

200% of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding preferred stock. Such percentage must also be met any time the fund pays a dividend or makes any other distribution on common stock (other than a distribution in common stock) or any time the fund repurchases common stock, in each case after giving effect to such dividend, distribution or repurchase. The liquidation value of preferred stock is expected to equal the aggregate original purchase price plus any accrued and unpaid dividends thereon (whether or not earned or declared). See "Description of Capital Stock."

   If the fund leverages through borrowing or issuing debt securities, under the requirements of the 1940 Act, the value of the fund's total assets, less all liabilities and indebtedness of the fund not represented by senior securities, as defined in the 1940 Act, must at least be equal, immediately after the issuance of senior securities consisting of debt, to 300% of the aggregate principal amount of all outstanding senior securities of the fund which are debt. If the fund leverages through the issuance of senior securities consisting of debt, the 300% asset coverage maintenance ratio referred to above must also be met any time the fund declares a dividend or other distribution on common stock (other than a distribution in common stock) or any time the fund repurchases common stock, in each case after giving effect to such dividend, distribution or repurchase.

   The fund may enter into reverse repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by SBAM to be creditworthy. Under a reverse repurchase agreement, the fund would sell securities and agree to repurchase them at a mutually agreed date and price. At the time the fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account, containing liquid assets in an amount not less than the repurchase price marked to market daily (including accrued interest), and will subsequently review the account to ensure that such equivalent value is maintained, in accordance with procedures established by the board of directors. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the fund may decline below the price of the securities the fund is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligations to repurchase the securities, and the fund's use of proceeds of the reverse repurchase agreement effectively may be restricted pending the decision. Reverse repurchase agreements will be treated as borrowings for purposes of calculating the fund's borrowing limitation to the extent the fund does not establish and maintain a segregated account (as described above).

   Assuming the utilization of leverage in the amount of approximately 25% of the fund's total assets, and an annual interest rate of 6.21% payable on such leverage based on market rates as of the date of this prospectus, the annual return that the fund's portfolio must experience (net of expenses) in order to cover such interest payments would be 2.07%. The fund's actual cost of leverage will be based on market rates at the time the fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

   The following table is designed to illustrate the effect on the return to a holder of the fund's common stock of leverage in the amount of approximately 25% of the fund's total assets, assuming hypothetical annual returns of the fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of
 expenses)..............................    (10)%    (5)%     0 %    5%    10%
Corresponding common stock Return
 Assuming 25% Leverage.................. (15.40)% (8.74)% (2.07)% 4.60% 11.26%

   The fund may, in addition to engaging in the transactions described above, borrow money for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to shareholders) in an amount not exceeding 5% of the value of the fund's total assets (including the amount borrowed).

Derivative Instruments

   The fund may from time to time engage in certain strategies generally for hedging or other risk management purposes or in furtherance of the fund's investment objectives and policies. The fund may use these strategies to attempt to protect against possible changes in the market value of the fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates or in exchange rates, to protect the fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities, to seek to enhance income or gain or to attempt to achieve the economic equivalent of floating rate interest payments on fixed-rate debt securities it holds. The fund will engage in such activities from time to time in SBAM's discretion, and may not necessarily be engaging in such activities when movements occur in interest rates or in the securities markets generally that could affect the value of the assets of the fund. The fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal income tax requirements applicable to regulated investment companies.

   As part of its strategies, the fund may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, enter into the interest rate and currency transactions discussed below and enter into other similar transactions which may be developed in the future to the extent SBAM determines that they are consistent with the fund's investment objectives and policies and applicable regulatory requirements (collectively, "derivative transactions"). The fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions. The derivative transactions that the fund may use are described below.

   Derivative transactions present certain risks. In particular, the variable degree of correlation between price movements of instruments the fund has purchased or sold and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the fund's position. In addition, certain derivative instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they may tend to limit any potential gain which might result from an increase in the value of such position.

   Successful use of derivative transactions by the fund is subject to the ability of SBAM to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. These skills are different from those needed to select portfolio securities. If SBAM's expectations are not met, the fund would be in a worse position than if a derivative transaction had not been pursued. For example, if the fund hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increased instead, the fund would lose part or all of the benefit of the increased value of its securities because it would have offsetting losses in its futures positions. Losses due to derivative transactions will reduce net asset value.

   A detailed discussion of derivative transactions, including applicable requirements of the CFTC, the requirement to segregate assets with respect to these transactions and special risks associated with such strategies appears as Appendix B to this prospectus.

   Interest Rate Transactions. The fund may enter into interest rate swaps and may purchase interest rate caps, floors and collars and may sell interest rate caps, floors and collars that it has purchased. The fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to manage the duration of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date.

   The fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities. The fund will not enter into any interest rate swap, cap, floor or collar transaction unless SBAM deems the counterparty to be creditworthy at the time of entering into such transaction. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

   Futures Contracts and Options on Futures Contracts. The fund may also enter into (a) contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of securities, indices based upon the prices thereof and other financial indices and (b) put or call options on such futures contracts. When the fund enters into a futures contract, it must allocate cash or securities as a deposit of initial margin and thereafter will be required to pay or will be entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day. If the value of a futures contract the fund has entered into moves in an adverse direction from the fund's position, the fund could be obligated to make payments of variation margin at a disadvantageous time and might be required to liquidate portfolio securities in order to make such margin payments. Transactions in listed futures contracts and options on futures contracts are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged. Except for transactions for which the sum of the premiums on options contracts and the initial margin for futures contracts does not exceed 5% of the net liquidation value of the fund's assets, the fund will engage in such transactions only for bona fide hedging purposes, in each case, in accordance with the rules and regulations of the CFTC. To the extent that the fund engages in transactions in futures contracts or options thereon in order to attempt to achieve the economic equivalent of floating rate interest payments with respect to fixed rate interest payments on fixed rate debt securities it holds, such transactions will not be considered to be undertaken for bona fide hedging purposes.

   Put and Call Options on Securities and Indices of Securities. In order to reduce fluctuations in net asset value or to seek to enhance the fund's income or gain, the fund may purchase or sell exchange-traded or over-the-counter put or call options on securities and indices based upon the prices, yields or spreads of securities. A call option sold by the fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or securities index and may require the fund to hold an instrument which it might otherwise have sold. In selling put options, the fund incurs the risk that it may be required to buy the underlying securities at a price higher than the current market price of the securities. In buying put or call options, the fund is exposed to the risk that such options may expire worthless.

   Currency Transactions. The fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under "--Interest Rate Transactions." The fund may enter into currency transactions with counterparties that the investment manager deems to be creditworthy.

   Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, and options on securities, indices and futures contracts sold by the fund are generally subject to segregation and coverage requirements of either the CFTC or the Commission. If the fund does not hold the security or futures contract underlying the instrument, the fund will be required to segregate on an ongoing basis liquid assets in an amount at least equal to the current amount of the fund's obligations with respect to such instruments in accordance with procedures established by the board of directors. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.

Repurchase Agreements

   The fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of SBAM based on guidelines established by the fund's board of directors, are deemed creditworthy. SBAM will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the fund may incur losses and experience time delays in connection with the disposition of the underlying securities. To the extent that, in the meantime, the value of the securities that the fund has purchased has decreased, the fund could experience a loss.

When-Issued and Delayed Delivery Securities

   The fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. The fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. As an alternative, the fund may elect to treat when-issued or delayed delivery securities as senior securities representing indebtedness, which are subject to asset coverage requirements under the 1940 Act.

Loans of Portfolio Securities

   The fund may lend portfolio securities. By doing so, the fund will attempt to increase its income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to either a securities loan or a repurchase agreement, the fund could experience delays in recovering either the securities it lent or its cash. To the extent that, in the meantime, the value of the securities the fund lent has increased or the value of the securities it purchased has decreased, the fund could experience a loss.

   The fund may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the fund with respect to the loan is maintained by the fund in a segregated account. Any securities that the fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the fund is permitted to invest. During the time securities are on loan, the borrower will pay the fund any accrued income on those securities, and the fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the fund will be invested in securities in which the fund is permitted to invest. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the fund will be subject to termination at the fund's or the borrower's option. The fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the fund's board of directors. The fund does not currently intend to make loans of portfolio securities with a value in excess of 33 1/3% of the value of its total assets.

Illiquid or Restricted Securities

   The fund may invest without limitation in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The fund may be unable to dispose of its holdings in illiquid securities at then current market prices and may have to dispose of such securities over extended periods of time.

   Certain securities in which the fund may invest are subject to legal or contractual restrictions as to resale ("Restricted Securities") and may therefore be illiquid by their terms. Restricted Securities may involve added expense to the fund should the fund be required to bear registration costs with respect to such securities. In the absence of registration, the fund would have to dispose of its Restricted Securities pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), including a transaction in compliance with Rule 144 under the Securities Act, which permits only limited sales under specified conditions unless the fund has held the securities for at least two years and is unaffiliated with the issuer. Companies whose securities are not publicly traded are also not subject to the same disclosure and other legal requirements as are applicable to companies with publicly traded securities.

   The fund may purchase certain Restricted Securities ("Rule 144A securities") eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be liquid, though no assurance can be given that a liquid market for Rule 144A securities will develop or be maintained.

                            INVESTMENT RESTRICTIONS

   The following restrictions, along with the fund's investment objectives, are the fund's only fundamental policies--that is, policies that cannot be changed without the approval of the holders of a majority of the fund's outstanding voting securities. See "Description of Capital Stock--Preferred Stock" and "Description of Capital Stock--Special Voting Provisions" for additional information with respect to the voting rights of holders of preferred stock, if any. The other policies and investment restrictions referred to in this prospectus are not fundamental policies of the fund and may be changed by the fund's board of directors without shareholder approval. The percentage restrictions set forth below, as well as those contained elsewhere in this prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by the fund will not require the fund to dispose of portfolio securities or take other action to satisfy the percentage restriction. Under its fundamental restrictions, the fund may not:

   (1) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by any of such obligations;

   (2) make any investment inconsistent with the fund's classification as a diversified company under the 1940 Act;

   (3) issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act;

   (4) purchase or sell commodities or commodity contracts, except that the fund may engage in derivative transactions;

   (5) make loans, except that (1) the fund may (a) purchase and hold debt instruments (including, without limitation, commercial paper notes, bonds, debentures or other secured or unsecured obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (b) invest in or purchase loans through participations and assignments; (c) enter into repurchase agreements with respect to portfolio securities; (d) make loans of portfolio securities, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans; and (2) delays in the settlement of securities transactions shall not be considered loans;

   (6) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter;

   (7) purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, including real estate investment trusts); or

   (8) invest for the purpose of exercising control over management of any company.

   Additional investment restrictions adopted by the fund, which are deemed non-fundamental and which may be changed by the board of directors, provide that the fund may not:

   (1) purchase shares of other investment companies in an amount exceeding the limits set forth in the 1940 Act and the rules thereunder; or

   (2) make short sales of securities or purchase securities on margin (except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions and margin deposits in connection with transactions in futures contracts, options on futures contracts and options on securities and securities indices).

                             MANAGEMENT OF THE FUND

Investment Manager

   The fund retains SBAM, an affiliate of Salomon Smith Barney and a wholly-owned subsidiary of Citigroup Inc., as its investment manager under an investment management agreement. SBAM was incorporated in 1987 and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and over 134 institutional accounts located throughout the world and serves as investment adviser to various investment companies. In providing advisory services, SBAM has access to hundreds of affiliated economists and bond, sovereign and equity analysts, including a staff dedicated to high yield credit research and to emerging markets sovereign credit research. As of June 30, 1999, SBAM and its worldwide investment advisory affiliates managed approximately $30 billion of assets. SBAM's business offices are located at 7 World Trade Center, New York, New York 10048.

   Under the terms of an investment management agreement between the fund and SBAM (the "advisory agreement"), SBAM will manage the investment and reinvestment of the assets of the fund, subject to the supervision of the fund's board of directors. SBAM will make the investment decisions for the fund and place purchase and sale orders for the fund's portfolio securities pursuant to the Advisory Agreement. In addition, SBAM will make available research and statistical data to the fund. Peter J. Wilby, Executive Vice President of the fund, will be primarily responsible for the day-to-day management of the fund's portfolio. Mr. Wilby, who joined SBAM in 1989, is a Managing Director and Senior Portfolio Manager of SBAM and is responsible for SBAM's investment company and institutional portfolios which invest in high yield foreign sovereign debt securities and high yield foreign and U.S. corporate debt securities. Mr. Wilby is portfolio manager for, among others, Salomon Brothers High Income Fund Inc; Salomon Brothers Worldwide Income Fund Inc; The Emerging Markets Income Fund Inc; The Emerging Markets Income Fund II Inc; the foreign sovereign debt component of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc; The Emerging Markets Floating Rate Fund Inc.; Global Partners Income Fund Inc.; Salomon Brothers High Yield Bond Fund and the high yield and sovereign debt portions of Salomon Brothers Strategic Bond Fund, each a portfolio of Salomon Brothers Series Funds Inc; Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers Institutional Emerging Markets Debt Fund, each a portfolio of Salomon Brothers Institutional Series Funds Inc; and Salomon Brothers Variable High Yield Bond Fund and the high yield and sovereign debt portions of Salomon Brothers Variable Strategic Bond Fund, each a portfolio of Salomon Brothers Variable Series Funds Inc. From 1984 to 1989, Mr. Wilby was employed by Prudential Capital Management Group ("PCMG"). He served as director of PCMG's credit research unit and as a corporate and sovereign credit analyst with PCMG. Mr. Wilby later managed high yield bonds and leveraged equities in mutual funds and institutional portfolios at PCMG.

   SBAM will pay the reasonable salaries and expenses of such of the fund's officers and employees and any fees and expenses of such of the fund's directors who are directors, officers or employees of SBAM or Salomon Smith Barney, except that the fund shall bear travel expenses or an appropriate portion thereof of directors and officers of the fund who are directors, officers or employees of SBAM to the extent that such expenses relate to the attendance at meetings of the fund's board of directors or any committees thereof. The advisory agreement provides that SBAM may render similar investment management services to others. For its services, SBAM will receive from the fund a monthly fee at an annual rate of 1.00% of the value of the fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage ("average weekly net assets" means the average weekly value of the total assets of the fund, including any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. The advisory fee is higher than fees paid by other comparable investment companies. During periods in which the fund is utilizing financial leverage, the fee which is payable to SBAM as a percentage of the fund's assets will be higher than if the fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the fund's assets, including those purchased with leverage.

   Unless earlier terminated as described below, the advisory agreement will remain in effect for two years from the date of this prospectus and from year to year thereafter if it is approved annually (i) by a majority of the non-interested directors of the fund and (ii) by the board of directors of the fund or by a majority of the fund's outstanding voting securities. The advisory agreement may be terminated without penalty on 60 days' written notice by either party thereto or by a vote of a majority of the fund's outstanding voting securities and will terminate in the event of its assignment (as defined in the 1940 Act). In case of termination or failure to renew the advisory agreement, the fund's board of directors will select a successor investment adviser. Any such successor will be a registered investment adviser under U.S. law.

Administrator

   SSB Citi Fund Management LLC ("SSBC") (formerly Mutual Management Corp.), an affiliate of Salomon Smith Barney and a wholly-owned subsidiary of Citigroup Inc., will act as administrator for the fund. Under the administration agreement with the fund, SSBC administers the fund's corporate affairs subject to the supervision of the fund's board of directors and in connection therewith furnishes the fund with office facilities together with such ordinary clerical and bookkeeping services (e.g., preparation of annual and other reports to shareholders and the Commission and filing of federal, state and local income tax returns) as are not being furnished by SBAM or the fund's custodian. In connection with its administration of the corporate affairs of the fund, the administrator will bear the expenses of the salaries and expenses of all of its personnel and all expenses incurred by the administrator or by the fund in connection with administering the ordinary course of the fund's business, other than those assumed by the fund, as described below. The administration agreement provides that the fund shall pay to the administrator a monthly fee for its services and the facilities furnished by the administrator at an annual rate of .10% of the value of the fund's average weekly net assets (as defined and determined with respect to the advisory agreement) plus the proceeds of any outstanding borrowings used for leverage. The administration agreement will remain in effect for two years from the date of this prospectus and from year to year thereafter if it is approved annually by the board of directors of the fund. The administration agreement is terminable, without penalty, on 60 days' written notice by the board of directors or by a vote of holders of a majority of the fund's shares, or upon 90 days' written notice by the administrator. During periods in which the fund is utilizing financial leverage, the fee which is payable to the administrator as a percentage of the fund's assets will be higher than if the fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the fund's assets, including those purchased with leverage.

Expenses of the Fund

   Except as indicated above, the fund will pay all of its expenses, including, without limitation, organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of SBAM); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the fund's custodians, sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; fees of the Commission; expenses of registering or qualifying securities of the fund for sale; freight and other charges in connection with the shipment of the fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the fund who are directors, officers or employees of SBAM to the extent that such expenses relate to attendance at meetings of the board of directors or any committee thereof; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses.

Directors and Officers

   The names of the directors and principal officers of the fund are set forth below, together with their positions and their principal occupations during the past five years.

                                                                 Principal Occupation and
     Name, Address and Age           Position With the Fund         Other Affiliations
     ---------------------      -------------------------------- ------------------------
 Heath B. McLendon*...........  Chairman of the                  Managing Director,
  Salomon Smith Barney          board of directors and President Salomon Smith Barney;
  388 Greenwich Street, 22nd                                     Director of 42
  Fl.                                                            investment companies
  New York, NY 10013                                             associated with Salomon
  Age: 65                                                        Smith Barney; Director
                                                                 and President of SSBC
                                                                 and Travelers Investment
                                                                 Adviser, Inc.; Chairman
                                                                 of Smith Barney Strategy
                                                                 Advisers Inc. Prior to
                                                                 July 1993, Senior
                                                                 Executive Vice President
                                                                 of Shearson Lehman
                                                                 Brothers, Inc. and Vice
                                                                 Chairman, Shearson Asset
                                                                 Management.
 Charles F. Barber............  Director                         Consultant, formerly
  66 Glenwood Drive                                              Chairman of the Board,
  Greenwich, CT 06830                                            ASARCO Incorporated.
  Age: 82
 Daniel P. Cronin.............  Director                         Vice President and
  Pfizer Inc.                                                    General Counsel, Pfizer
  235 East 42nd Street                                           International Inc.;
  New York, NY 10017                                             Senior Assistant General
  Age: 53                                                        Counsel, Pfizer, Inc.
 Dr. Riordan Roett............  Director                         Professor and Director,
  Johns Hopkins University                                       Latin American Studies
  1740 Massachusetts                                             Program, Paul H. Nitze
  Avenue, NW                                                     School of Advanced
  Washington D.C. 20036                                          International Studies,
  Age: 60                                                        Johns Hopkins
                                                                 University.
 Jeswald W. Salacuse..........  Director                         Henry J. Braker
  220 Stone Route Lane                                           Professor of Commercial
  Concord, MA 01742                                              Law and formerly Dean,
  Age: 61                                                        The Fletcher School of
                                                                 Law and Diplomacy, Tufts
                                                                 University.

------------
* Director who is an "interested person" within the meaning of the 1940 Act.

     Name, Address and Age       Position With the Fund  Principal Occupation and Other Affiliations
     ---------------------      ------------------------ -------------------------------------------
 Peter J. Wilby...............  Executive Vice President Managing Director and Senior
  Salomon Brothers Asset                                 Portfolio Manager of SBAM since
  Management Inc                                         1989.
  Seven World Trade Center
  New York, NY 10048
  Age: 40
 Christina T. Sydor, Esq......  Secretary                Managing Director of Salomon Smith
  Salomon Smith Barney                                   Barney; General Counsel and
  388 Greenwich Street                                   Secretary of SSBC; Secretary of 42
  New York, NY 10013                                     investment companies associated
  Age: 46                                                with Salomon Smith Barney.
 Beth A. Semmel...............  Executive Vice President Managing Director of SBAM since
  Salomon Brothers Asset                                 December 1998. From January 1996 to
  Management Inc                                         December 1998, Director of SBAM.
  7 World Trade Center                                   From May 1993 to December 1995,
  New York, NY 10048                                     Vice President of SBAM.
  Age: 38
 Maureen O'Callaghan..........  Executive Vice President Director of SBAM since December
  Salomon Brothers Asset                                 1997. Vice President of SBAM from
  Management Inc                                         October 1988 to December 1996.
  7 World Trade Center
  New York, NY 10048
  Age: 34
 James E. Craige..............  Executive Vice President Managing Director of SBAM since
  Salomon Brothers Asset                                 December 1998. From December 1997
  Management Inc                                         to December 1998, Director of SBAM.
  7 World Trade Center                                   Vice President of SBAM from 1992 to
  New York, NY 10048                                     December 1997.
  Age: 31
 Thomas K. Flanagan...........  Executive Vice President Managing Director of SBAM since
  Salomon Brothers Asset                                 December 1998. From 1991 to
  Management Inc                                         December 1998, Director of SBAM.
  7 World Trade Center
  New York, NY 10048
  Age: 44

     Name, Address and Age      Position With the Fund  Principal Occupation and Other Affiliations
     ---------------------     ------------------------ -------------------------------------------
 Lewis E. Daidone............  Executive Vice President Managing Director of Salomon Smith
  Salomon Smith Barney         and Treasurer            Barney; Director and Senior Vice
  388 Greenwich Street                                  President of SSBC; Senior Vice
  New York, NY 10013                                    President and Treasurer of 42
  Age: 40                                               investment companies associated with
                                                        Salomon Smith Barney.
 Anthony Pace................  Controller               Controller of investment companies
  Salomon Brothers Asset                                associated with Salomon Smith
  Management Inc                                        Barney, including SBAM.
  7 World Trade Center
  New York, NY 10048
  Age: 34

Compensation Table

   The following table provides information concerning the compensation paid during the fiscal year ended April 30, 1999 to each director of the fund and, for the calendar year ended December 31, 1998, the aggregate compensation paid by all investment companies advised by SBAM and its affiliates. The fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ending April 30, 1999 by the fund to officers of the fund, including Mr. McLendon, who as an officer of Salomon Smith Barney is an "interested person," as defined in the 1940 Act.

                                                              Total Compensation
                                                  Aggregate    from Other Funds
                                                Compensation   Advised by SBAM
Name of Person, Position                        from the Fund and Affiliates(A)
------------------------                        ------------- ------------------
Charles F. Barber
  Director.....................................    $7,648          $146,465(16)*
Daniel P. Cronin
  Director.....................................    $6,948          $ 56,915(7)
Dr. Riordan Roett
  Director.....................................    $6,948          $ 81,548(10)
Jeswald W. Salacuse
  Director.....................................    $6,948          $ 63,148(8)

(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

 * In addition, Mr. Barber received $19,250 in deferred compensation from six investment companies advised by an affiliate of SBAM.

   Directors who are not officers, directors or employees of SBAM or of any "interested person" thereof (as defined in the 1940 Act) will be paid a fee of $5,000 per year, plus $700 for every meeting of the board of directors or committee thereof.

   The officers of the fund conduct and supervise the daily business operations of the fund, while the directors, in addition to performing their functions set forth under "Management of the Fund," review such actions and determine general policy.

   The fund's board of directors may have an executive committee, which may exercise the powers of the Board to conduct the current and ordinary business of the fund while the Board is not in session.

   The board of directors is divided into three classes, having terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. See "Description of Capital Stock."

   The articles of incorporation and by-laws of the fund provide that the fund will indemnify, to the fullest extent permitted by law, its directors and officers and may indemnify employees or agents of the fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund. In addition, the fund's articles of incorporation provide that the fund's directors and officers will not be liable to shareholders for money damages, except in limited instances. However, nothing in the articles of incorporation or by-laws of the fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                             PORTFOLIO TRANSACTIONS

   The fund has no obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the fund's board of directors, SBAM is primarily responsible for the fund's portfolio decisions and the placing of the fund's portfolio transactions.

   Debt securities normally will be purchased from or sold to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities will normally be purchased through brokers to which commissions will be payable. In placing orders, it is the policy of the fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. The purchase by the fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the fund may be required to pay fees to the seller or forego a portion of payments in respect of the Participation or Assignment. While SBAM generally seeks the best price in placing its orders, the fund may not necessarily be paying the lowest price available. Subject to obtaining the best price and execution, securities firms which provide supplemental research to SBAM may receive orders for transactions by the fund. Information so received will be in addition to and not in lieu of the services required to be performed by SBAM under the Advisory Agreement, and the expenses of SBAM will not necessarily be reduced as a result of the receipt of such supplemental information.

   The fund anticipates that, in connection with the execution of portfolio transactions on its behalf by SBAM, certain Underwriters may from time to time act as a broker or dealer. In addition, affiliated persons (as such term is defined in the 1940 Act) of the fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The fund is prohibited by the 1940 Act from purchasing securities in primary offerings in which an affiliate acts as an underwriter unless certain conditions established under the 1940 Act are satisfied.

   Investment decisions for the fund are made independently from those for other funds and accounts advised or managed by SBAM. Such other funds and accounts may also invest in the same securities as the fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed by SBAM to be equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the fund or the price paid or received by the fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

   Although the advisory agreement contains no restrictions on portfolio turnover, it is not the fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.

            DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

   It is the fund's present policy, which may be changed by the board of directors, to make regular monthly cash distributions to holders of common stock at a level rate that reflects the past and projected performances of the fund, which over time will result in the distribution of all net investment income of the fund (i.e., net investment income remaining after the payment of any dividends on preferred stock if any such stock is outstanding) and to distribute any net realized long term and short term capital gain at least annually. The fund's distribution level will be determined by the fund after giving consideration to a number of factors including the fund's undistributed net investment income and historical and projected investment income and expenses. Net income consists of all interest and dividend income accrued on portfolio assets less all expenses of the fund. Net investment income for this purpose is income other than net realized long term and short term capital gain.

   To permit the fund to maintain a more stable monthly distribution, the fund will from time to time distribute more or less than the entire amount of net investment income earned in a particular period. Any undistributed net investment income, to the extent permitted by federal income tax law, would be available to supplement future distributions which might otherwise have been reduced by a decrease in the fund's monthly net income due to fluctuation in investment income or expenses. Undistributed net investment income will be added to the fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the fund's net asset value.

   Pursuant to the plan, shareholders whose shares are registered in their own names will be deemed to have elected to have all distributions (net of any applicable U.S. withholding tax) reinvested automatically in additional shares of the fund by First Data Investor Services Group, Inc. (the "plan agent") as agent under the plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by First Data Investor Services Group, Inc., as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the plan agent will administer the plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the plan.

   The plan agent serves as agent for the shareholders in administering the plan. Unless the board of directors of the fund declares a dividend or capital gains distribution payable only in cash, non-participants in the plan will receive cash and participants in the plan will receive shares of the fund, to be issued by the fund or purchased by the plan agent in the open market as outlined below. Whenever market price per share is equal to or exceeds net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. The fund will not issue shares under the plan at a price below net asset value. If net asset value exceeds the market price of the fund's shares as of the determination date, the plan agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the plan agent has completed its purchases, the market price exceeds the net asset value of a share, the average per share purchase price paid by the plan agent may exceed the net asset value of the fund's shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution has been paid in shares issued by the fund. Because of the foregoing difficulty with respect to open-market purchases, the plan provides that if the plan agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the plan agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

   A shareholder may elect to withdraw from the plan at any time upon written notice to the plan agent or by calling the plan agent at 1-800-331-1710. When a participant withdraws from the plan, or upon termination of the plan as provided below, certificates for whole shares credited to his or her account under the plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the plan agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the plan agent to sell the shareholder's shares upon withdrawal from participation in the plan, the withdrawing shareholder will be required to pay a $2.50 fee plus brokerage commissions.

   The plan agent maintains all shareholder accounts in the plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each plan participant will be held by the plan agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the plan.

   There is no charge to participants for reinvesting dividends or capital gains distributions. The plan agent's fee for the handling of reinvestment of dividends and distributions will be paid by the fund. There will be no brokerage charges with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

   The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions. To the extent dividends and distributions are reinvested in additional shares issued by the fund, participants should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the valuation date, of the shares received (regardless of the net asset value of the shares on the valuation date) and the difference between such fair market value and the amount of cash the shareholder would otherwise have received may be treated as a return of capital, and the shareholder should have a cost basis in such shares equal to such fair market value, adjusted by any amount treated as a return of capital to the shareholder. Shareholders receiving a distribution in the form of shares purchased by the plan agent in the open market will be treated for U.S. federal income tax purposes as receiving a distribution equal to the amount of the cash that such shareholder would have received had it not elected to have such distribution reinvested.

   Experience under the plan may indicate that changes thereto may be desirable. Accordingly, the fund reserves the right to amend or terminate the plan as applied to any dividend or distribution paid (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the plan. The plan also may be amended or terminated by the plan agent, with the fund's prior written consent, on at least 30 days' prior written notice to all participants. All correspondence concerning the plan should be directed to the plan agent at P.O. Box 8030, Boston, Massachusetts 02266-8030.

                                    TAXATION

   The following is a general summary of certain United States federal income tax considerations affecting the fund and United States and foreign shareholders and, except as otherwise indicated, is based upon federal income tax laws in effect on the date of this prospectus. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers regarding an investment in the fund.

The Fund

   The fund has elected or intends to elect and intends to qualify for each taxable year to be treated as a regulated investment company for federal income tax purposes under Subchapter M of the Code. In order to so qualify, the fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (including, but not limited to, gains from options, futures or forward contracts); and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the fund's total assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the fund's total assets is invested in the securities of any issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of any two or more issuers that the fund controls and that are engaged in the same, similar or related trades or business.

   If the fund qualifies as a regulated investment company and distributes to its holders of common stock at least 90% of its net investment income (i.e., the fund's investment company taxable income, as that term is defined in the Code, which includes any excess of net short-term capital gain over net long-term capital loss and is determined without regard to the deduction for dividends paid), the fund will not be subject to federal income tax on the portion of its net investment income and net capital gain (i.e., the excess of the fund's net long-term capital gain over its net short-term capital loss) that it distributes to shareholders. However, the fund would be subject to corporate income tax (currently at a rate of 35%) on any undistributed income and gain. If the fund retains amounts attributable to its net capital gain, it will designate such retained amounts as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their United States federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and
(iii) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount currently equal to the difference between the amount of includible gain and their proportionate shares of the 35% tax paid by the fund.

   In addition, the fund will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income and gain it distributes or is deemed to distribute any calendar year is less than the sum of: (a) 98% of the fund's ordinary income for such calendar year; (b) 98% of the fund's capital gain net income for the one-year period ending on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from prior years. For this purpose, any income or gain retained by the fund subject to corporate income tax will be considered to have been distributed by year-end.

   The fund intends to distribute sufficient income so as to avoid both the corporate income tax and the excise tax.

   The Internal Revenue Service ("IRS") has taken the position in a revenue ruling that a regulated investment company that has two or more classes of shares must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of each type of income for each tax year based on the total dividends distributed to each class for such year, including dividends qualifying for the corporate dividends-received deduction and net capital gain. Consequently, if both common stock and preferred stock are outstanding, the fund intends to allocate, to the fullest extent practicable, income distributed to the classes as consisting of particular types of income in accordance with each class's proportionate share of such income. Thus, the fund will designate dividends qualifying for the corporate dividends-received deduction (if any), income not qualifying for the dividends-received deduction and net capital gain in a manner that allocates such income between the holders of common stock and preferred stock in proportion to the total distributions made to each class during or for the taxable year, or otherwise as required by applicable law.

   If at any time when leverage is outstanding the fund does not meet the asset coverage requirements of the 1940 Act or of any rating agency that has rated such leverage, the fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Additional Investment Activities--Leverage." This may prevent the fund from distributing at least 90% of its net investment income, and may therefore jeopardize the fund's qualification for taxation as a regulated investment company or cause the fund to incur a corporate income tax or a non-deductible 4% excise tax on the undistributed taxable income (including gain). Upon any failure to meet the asset coverage requirements of the 1940 Act, or those imposed by a rating agency, the fund may, in its sole discretion, purchase or redeem any preferred stock or short-term debt securities in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

   Various transactions in which the fund may engage, including derivative transactions, will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the fund (that is, may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the fund, affect the holding period of the fund's assets and defer recognition of certain of the fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) may require the fund to mark to market certain types of positions in its portfolio (that is, treat them as if they were closed out at the end of each taxable year) and (2) may cause the fund to recognize income or gain without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any forward contract, option, futures contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

   The fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds or other obligations having original issue discount (i.e., an amount equal to the excess of the security's stated redemption price at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the security's stated redemption price at maturity or revised issue price over its basis immediately after it was acquired) if the fund elects, as it intends, to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the fund, the fund may be required to dispose of other securities to be able to make distributions to its shareholders.

   The fund's taxable income will in most cases be determined on the basis of reports made to the fund by the issuers of the securities in which the fund invests. The tax treatment of certain securities in which the fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities or of the fund could result in adjustments to the income of the fund. An upward adjustment by the IRS to the income of the fund may result in the failure of the fund to satisfy the 90% distribution requirement described in this prospectus necessary for the fund to maintain its status as a regulated investment company under the Code. In such event, the fund may be able to make a "deficiency dividend" distribution to its shareholders with respect to the year under examination to satisfy this requirement. Such distribution will be taxable as a dividend to the shareholders receiving the distribution (whether or not the fund has sufficient current or accumulated earnings and profits for the year in which such distribution is made). A downward adjustment by the IRS to the income of the fund may cause a portion of the previously made distribution with respect to the year under examination not to be treated as a dividend. In such event, the portion of distributions to such shareholder not treated as a dividend would be recharacterized as a tax-free return of capital and reduce the shareholder's basis in the shares held at the time of the previously made distributions. Accordingly, this reduction in basis could cause a shareholder to recognize additional gain upon the sale of such shareholder's shares or if the basis would be reduced below zero.

Shareholders

   Distributions. Distributions to shareholders of net investment income (including distributions from net short-term capital gain) will be taxable as ordinary income whether paid in cash or reinvested in additional shares. It is not anticipated that a significant portion of such dividends, if any, will qualify for the dividends received deduction generally available to corporate shareholders under the Code.

   Distributions to shareholders of net capital gain that are designated by the fund as "capital gain dividends" will be taxable as long-term capital gain, whether paid in cash or reinvested in additional shares, regardless of how long the shares have been held by such shareholders. These distributions will not be eligible for the dividends received deduction. The current maximum federal income tax rate imposed on long-term capital gain of individuals is 20%. The current maximum federal income tax rate imposed on individuals with respect to ordinary income is 39.6%. With respect to corporate taxpayers, long-term capital gain is taxed at the same federal income tax rates as ordinary income.

   Investors considering buying shares just prior to an ordinary income dividend or capital gain dividend should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

   Dividends and distributions paid by the fund are generally taxable to the shareholders at the time the dividend or distribution is made (even if paid or reinvested in additional shares). Any dividend declared by the fund in October, November or December of any calendar year, however, which is payable to shareholders of record on a specified date in such a month will be treated as received by the shareholders as of December 31 of such year, provided that the dividend is paid during January of the following year. In general, any distribution in excess of the fund's earnings and profits would first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, would constitute capital gain to a shareholder who holds his shares as capital assets.

   A notice detailing the amounts and tax status of dividends and distributions paid by the fund, and the amount of undistributed net capital gain (if any), will be mailed annually to the shareholders of the fund.

   Dispositions. Gain or loss, if any, recognized on the sale or other disposition of shares of the fund other than to the fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. If shares are sold to the fund (e.g., in connection with a tender offer), the same tax treatment will result for any sale that satisfies the applicable requirements of the Code for avoiding dividend treatment. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of the fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired (whether under the plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired.

   Foreign Taxes. The fund may be subject to certain taxes imposed by foreign countries with respect to dividends, capital gain and interest income. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of, or exemption from, such taxes. The fund may invest up to 35% of its total assets in foreign debt securities. Accordingly, the fund will not be eligible to elect to pass through to shareholders of the fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

   Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a non-resident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder") depends, in part, on whether the shareholder's income from the fund is "effectively connected" with a United States trade or business carried on by the shareholder. If a shareholder is a resident alien or if dividends or distributions from the fund are effectively connected with a United States trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed net capital gain and gain realized upon the sale of shares of the fund will be subject to United States federal income tax at the rates applicable to United States citizens or domestic corporations. Foreign shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the fund that is effectively connected with a United States trade or business.

   If the income from the fund is not effectively connected with a United States trade or business carried on by the foreign shareholder, (i) ordinary income dividends will be subject to a 30% (or lower applicable treaty rate) United States federal withholding tax and (ii) capital gain dividends, undistributed net capital gain and gain realized upon the sale of shares of the fund will not be subject to United States federal income tax as long as such foreign shareholder is not a non-resident alien individual who was physically present in the United

States for more than 182 days during the taxable year and, in the case of gains realized upon the sale of fund shares, certain other conditions are met. However, certain foreign shareholders may nonetheless be subject to 31% backup withholding on distributions of net capital gain and gross proceeds paid to them upon the sale of their shares of the fund. See "--Backup Withholding."

   The United States Treasury Department recently issued regulations generally effective for payments made after December 31, 2000 concerning the withholding of tax and reporting for certain amounts paid to nonresident aliens and foreign corporations (the "Final Withholding Regulations"). Among other things, the Final Withholding Regulations may require shareholders that are not United States persons within the meaning of the Code to furnish new certification of their foreign status after December 31, 2000. Prospective investors should consult their tax advisers concerning the applicability and effect of the Final Withholding Regulations on an investment in shares of the fund.

   Transfer by gift of shares of the fund by a foreign shareholder who is a non-resident alien individual will not be subject to United States federal gift tax, but the value of shares of the fund held by such a shareholder at his death will be includible in such shareholder's gross estate for United States federal estate tax purposes.

   The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the fund is or is not effectively connected with a U.S. trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the fund.

   Backup Withholding. The fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends (including capital gain dividends) and the proceeds of sales of fund shares paid to non-corporate shareholders or certain corporate shareholders who fail to provide required information or certifications. This tax may be withheld from dividends if (i) the shareholder fails to furnish the fund with the shareholder's correct and properly certified taxpayer identification number, (ii) the IRS or a broker notifies the fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Sales proceeds may be subject to withholding under the circumstances described in (i) above. The fund must report annually to the IRS and to each foreign shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the foreign shareholder's country of residence. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

                             ---------------------

   Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of the ownership and disposition of shares in the fund.

                                NET ASSET VALUE

   Net asset value per share will be determined no less frequently than weekly, on the last business day of each week and at such other times as the board of directors may determine, by dividing the value of the securities held by the fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding shares of preferred stock by the total number of shares of common stock outstanding. In valuing the fund's assets, all securities for which market quotations are readily available are valued (except as described below) (i) at the last sale price prior to the time of determination if there was a sales price on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded sovereign debt instruments are typically traded internationally on the over-the-counter market, and will be valued at the mean between the last current bid and asked price as at the close of business of that market. In instances where a price determined above is deemed not to represent fair market value, the price is determined in such manner as the board of directors may prescribe. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the board of directors determines that such valuation does not constitute fair value. Securities for which reliable quotations or pricing services are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the board of directors.

                          DESCRIPTION OF CAPITAL STOCK

Common Stock

   The authorized capital stock of the fund is 100,000,000 shares of common stock ($.001 par value per share). All shares of common stock are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock is entitled to its proportion of the fund's assets after debts and expenses. There are no cumulative voting rights for the election of directors. The fund will hold annual meetings of shareholders.

   The fund has no present intention of offering additional shares of its common stock. Other offerings of its common stock, if made, will require approval of the fund's board of directors. Any additional offering will be subject to the requirements of the 1940 Act that shares of common stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the fund's outstanding shares of common stock.

Preferred Stock

   The fund's articles of incorporation provide that the board of directors may classify or reclassify any unissued shares of capital stock into one or more additional or other classes or series, with rights as determined by the board of directors, by action by the board of directors without the approval of the holders of common stock. Holders of common stock have no preemptive right to purchase any shares of preferred stock that might be issued.

   The terms of any preferred stock, including its dividend rate, liquidation preference and redemption provisions will be determined by the board of directors (subject to applicable law and the fund's articles of incorporation). The fund believes that it is likely that the liquidation preference, voting rights and redemption provisions of any preferred stock will be similar to those stated below.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the fund, the holders of preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accrued and unpaid dividends, whether or not declared) before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders will not be entitled to any further participation in any distribution of assets by the fund. A consolidation or merger of the fund with or into any corporation or corporations or a sale of all or substantially all assets of the fund will not be deemed to be a liquidation, dissolution or winding upon of the fund.

   Voting Rights. The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times and, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, to elect a majority of the directors at any time dividends on any preferred shares are unpaid for a period of two years. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders pursuant to Section 13(a) of the 1940 Act, including, among other things, changes in the fund's subclassification as a closed-end investment company to an open-end investment company or changes in its fundamental investment restrictions. See "--Special Voting Provisions" concerning voting requirements for conversion of the fund to an open-end investment company and other matters. As a result of these voting rights, the fund's ability to take any such actions may be impeded to the extent there is any preferred stock outstanding at such time. In addition, in the discretion of the board of directors, subject to the 1940 Act, the terms of any preferred stock may also require a vote of up to 75% of the preferred stock, voting separately as a class, regarding certain transactions involving a merger or sale of assets or conversion of the fund to open-end status and other matters. The board of directors presently intends that, except for the matters discussed in this prospectus and as otherwise required by applicable law, holders of shares of preferred stock will have equal voting rights with holders of common stock (one vote per share, unless otherwise required by the 1940
Act), and will vote together with holders of common stock as a single class.

   It is presently intended that in connection with the election of the fund's directors, on and after issuance of any preferred stock, the holders of all outstanding shares of preferred stock, voting as a separate class, would be entitled to elect two directors of the fund, and the remaining directors would be elected by holders of common stock and preferred stock, voting together as a single class. The fund's by-laws provide that the board of directors shall consist of no more than 12 directors, as may be determined from time to time by vote of a majority of directors then in office.

   The affirmative vote of the holders of a majority of the outstanding shares of preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of shares of preferred stock so as to affect materially and adversely such preferences, rights, or powers, or increase or decrease the numbers of shares of preferred stock. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

   Redemption, Purchase and Sale of Preferred Stock by the Fund. Any redemption or purchase of shares of preferred stock by the fund will reduce the leverage applicable to shares of common stock, while any resale of such shares of preferred stock by the fund will increase such leverage. See "Additional Investment Activities--Leverage."

   The discussion above describes the present intention of the board of directors with respect to an offering of preferred stock if the Board elects to utilize preferred stock in order to leverage the fund's common stock. If the board of directors determines to proceed with such an offering, the terms of the preferred stock may be the same as, or different from, the terms described above, subject to applicable law and the fund's articles of incorporation. The board of directors, without the approval of the holders of common stock, may authorize an offering of preferred stock or may determine not to authorize such an offering, and may fix the terms of the preferred stock to be offered.

Special Voting Provisions

   The fund has provisions in its articles of incorporation and by-laws that could have the effect of limiting the ability of other entities or persons to acquire control of the fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of shareholders, the board of directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the board of directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the fund entitled to be cast on the matter.

   The affirmative vote of at least 75% of the entire board of directors is required to authorize the conversion of the fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the shareholders of the fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the fund. A "Continuing Director" is any member of the board of directors of the fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the fund (an "Interested Party") and (ii) who has been a member of the board of directors of the fund for a period of at least 12 months, or has been a member of the board of directors since April 24, 1998, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the board of directors of the fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by shareholders of the fund will be required to amend the articles of incorporation to change any of the provisions in this paragraph and the preceding paragraph.

   The affirmative votes of at least 75% of the entire board of directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the shareholders of the fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

   (i) merger, consolidation or statutory share exchange of the fund with or into any other person;

   (ii) issuance or transfer by the fund (in one or a series of transactions in any 12-month period) of any securities of the fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the fund, sales of securities of the fund in connection with a public offering, issuances of securities of the fund pursuant to a dividend reinvestment plan adopted by the fund, issuances of securities of the fund upon the exercise of any stock subscription rights distributed by the fund and portfolio transactions effected by the fund in the ordinary course of business;

   (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");

   (iv) any voluntary liquidation or dissolution of the fund or an amendment to the fund's articles of incorporation to terminate the fund's existence; or

   (v) unless the 1940 Act or federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the fund's assets as to which shareholder approval is required under federal or Maryland law.

   However, the shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required. The fund's by-laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a shareholders' meeting where the fund has not received notice of the matters generally at least 60 but no more than 90 days prior to the first anniversary of the preceding year's annual meeting.

   The board of directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the fund's shareholders generally.

   Reference is made to the articles of incorporation and by-laws of the fund, on file with the Commission, for the full text of these provisions. See "Further Information." These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the fund in a tender offer or similar transaction. In the opinion of SBAM, however, these provisions offer several possible advantages. They may require persons seeking control of the fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the fund's ability to pursue long-term strategies that are consistent with its investment objectives.

         CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

   PNC Bank, N.A., Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113, will act as custodian for the fund's assets. First Data Investor Services Group, Inc., P.O. Box 5127, Westborough, Massachusetts 01581-5127, will act as the transfer agent, dividend paying agent and registrar for the fund's common stock.

                                    EXPERTS

   The financial statement of the fund incorporated by reference in this prospectus has been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                              FURTHER INFORMATION

   Prior to the registration statement becoming effective, the Underwriters or other appropriate party may have distributed advertising or other solicitation material which discusses (i) economic and market conditions and trends generally; (ii) historical and current conditions and trends in the high yield debt securities market and risk and reward potential in such market; (iii) comparative information, including statistical analysis and performance-related information, related to high yield securities generally and investing in high yield securities; (iv) the special considerations and potential benefits of investing in closed-end management investment companies and (v) information about SBAM and the fund's portfolio managers, including honors or awards received and information and commentary on investment strategy or other matters of general interest to investors.

   Further information concerning these securities and their issuer may be found in the Registration Statement, of which this prospectus constitutes a part, on file with the Commission.

                              FINANCIAL STATEMENTS

   The fund's audited financial statements for the fiscal year ended April 30, 1999 and the report of PricewaterhouseCoopers LLP independent accountants are incorporated by reference into this prospectus from the fund's annual report dated April 30, 1999 and filed with the commission on July 19, 1999, accession number (91155-99-000458).

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

                                                                     APPENDIX A

                            DESCRIPTION OF RATINGS

  A description of the rating policies of Moody's and S&P with respect to bonds appears below.

MOODY'S CORPORATE BOND RATINGS

  Aaa--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

  A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa--Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C--Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa to Caa. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P'S CORPORATE BOND RATINGS

  AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

  AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

  A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher-rated categories.

  BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CI--Bonds rated "CI" are income bonds on which no interest is being paid.

  D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody's Investors Service's Commercial Paper Ratings

  Prime-1--Issuers (or related supporting institutions) rated Prime-1 have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by leading market positions in well-established industries, high rates or return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2--Issuers (or related supporting institutions) rated Prime-2 have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratio, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  Prime-3--Issuers (or related supporting institutions) rated Prime-3 have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Commercial Paper Ratings

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The categories are as follows:

  "A-1'--A short-term obligation rated "A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  "A-2'--A short-term obligation rated "A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  "A-3'--A short-term obligation rated "A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  "B'--A short-term obligation rated "B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  "C'--A short-term obligation rated "C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  "D'--A short-term obligation rated "D' is in payment default. The "D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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

                                                                     APPENDIX B

                 GENERAL CHARACTERISTICS AND RISKS OF HEDGING
                       AND OTHER STRATEGIC TRANSACTIONS

  The Fund may engage in certain hedging and other strategic transactions. The Fund will engage in such activities from time to time in SBAM's discretion and may not necessarily be engaging in such activities when movements occur in interest rates that could affect the value of the assets of the Fund. The Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the CFTC and the federal income tax requirements applicable to regulated investment companies.

Interest Rate Transactions

  The Fund may enter into interest rate swaps and may purchase interest rate caps, floors and collars and may sell interest rate caps, floors and collars that it has purchased. The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to manage the duration of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to further the Fund's investment objectives and policies. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment date. To the extent these derivative transactions are entered into for good faith hedging purposes, SBAM believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will accrue the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess. The Fund will not enter into any interest rate swap, cap, floor or collar transaction unless the other party thereto has been determined by SBAM to be creditworthy at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are less liquid than swaps.

Put and Call Options on Securities and Indices

  The Fund may purchase and sell put and call options on securities and indices based upon the prices of securities. A put option on a security gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Fund may also purchase and sell options on indices based upon the prices of securities ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less in the case of a put, than the exercise price of the option. The purchase of a put option on a security would be designed to protect against a decline in the market value of a security held by the Fund. A call option on a security gives the purchaser of the option the right to buy and the writer the obligation to sell the underlying security at the exercise price during the option period. The purchase of a call option on a security would be intended to protect the Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for writing the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty to such contract. Listed options are issued by the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

  All such call options sold (written) by the Fund will be "covered" as long as the call is outstanding (i.e., the Fund will own the instrument subject to the call or other securities or assets acceptable under applicable segregation and coverage rules). All such put options sold (written) by the Fund will be secured by segregated assets consisting of cash or liquid assets having a value not less than the exercise price.

  The Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise fails to settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Fund must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

  The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Options on Futures Contracts

  Characteristics. The Fund may purchase and sell futures contracts on interest rates and securities indices and purchase and sell (write) put and call options on such futures contracts traded on recognized domestic exchanges as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

  Margin Requirements. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the instruments underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased in the future pursuant to regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

  Limitations on Use of Futures Contracts and Options on Futures
Contracts. The Fund's use of futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular, the rules and regulations of the CFTC. In addition, the Fund may not sell futures contracts if the value of such futures contracts exceeds the total market value of the Fund's portfolio securities.

  The Fund may engage in transactions in futures contracts or options thereon for speculative purposes or as a hedge against changes resulting from market conditions in the values of securities in its portfolio. The Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio; provided further that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. SBAM reserves the right to comply with such different standards as may be established from time to time by CFTC rules and regulations with respect to the purchase and sale of futures contracts and options thereon.

  Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, and options on securities, indices and futures contracts sold by the Fund are generally subject to segregation and coverage requirements established by either the CFTC or the Commission, with the result that, if the Fund does not hold the instrument underlying the futures contract or option, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid assets in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts will fluctuate as the market value of the obligations increases or decreases. The segregation requirement can result in the Fund maintaining positions it would otherwise liquidate and consequently segregating assets with respect thereto at a time when it might be disadvantageous to do so. In addition, with respect to futures contracts purchased by the Fund, the Fund will also be subject to the segregation requirements with respect to the value of the instruments underlying the futures contract.

  Derivative transactions present certain risks. In particular, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's positions. In addition, certain hedging instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction in certain of these instruments without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to hedge successfully will depend on SBAM's ability to predict pertinent market movements, which cannot be assured. Finally, the daily variation margin deposit requirements in futures contracts that the Fund has sold create an ongoing greater potential financial risk than do transactions in which the Fund has purchased options where the exposure is limited to the cost of the initial premium and transaction costs paid by the Fund. While the Fund may enter into derivative transactions to hedge all or a portion of its portfolio, changes in the directions of markets that are the subject of a hedge and fluctuations in interest rates may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Losses due to derivative transactions will reduce the Fund's net asset value.

  The Fund's investments in derivative transactions may be limited by certain provisions of the Internal Revenue Code of 1986, as amended. See "Taxation" in this prospectus.

Currency Transactions

  As discussed in the Prospectus, the Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. The types of currency transactions the Fund may engage in are described in the Prospectus. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

  The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

  Currency transactions are subject to risks different from those of other portfolio transactions. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as the incurrence of transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to a country's economy.

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

Salomon Brothers Asset Management Inc
-------------------------------------
          A member of citigroup[LOGO]


Salomon Brothers High Income Fund II Inc
Seven World Trade Center
New York, New York 10048

Common Stock



All dealers effecting transactions in the fund's securities, whether or not participating in this distribution, may be required to give investors a prospectus.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. This prospectus does not offer any security other than the fund's shares of common stock. Neither the fund nor Salomon Brothers Asset Management is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

There may be changes in the fund's affairs that occur after the date of the prospectus. The fund will publish a supplement to the prospectus if there are any material changes in its business.